EXHIBIT 24
                                                                      ----------



                                POWER OF ATTORNEY

         Know all by these presents, that each of the undersigned parties hereby constitutes and appoints each of James M. Dubin, Eric Goodison and John J. O'Neil, signing singly, such party's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of such party, all documents relating to the reporting of beneficial ownership of securities required to be filed with the United States Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) or Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Schedule 13D and Form 3, Form 4 and Form 5 and successive forms thereto;

         (2) do and perform any and all acts for and on behalf of such party that may be necessary or desirable to complete and execute any such documents, complete and execute any amendment or amendments thereto, and timely file such documents with the SEC and any stock exchange, automated quotation system or similar authority; and

         (3) take any other action of any type whatsoever in furtherance of the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such party, it being understood that the documents executed by such attorney-in-fact on behalf of such party pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

Such party hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such party might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of such party, are not assuming, nor is Carnival Corporation or Carnival plc assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

This Power of Attorney shall remain in full force and effect until such party is no longer required to file such documents with respect to such party's holdings of and transactions in securities issued by the Carnival Corporation or Carnival plc, unless earlier revoked by such party in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of February, 2004.


TAMMS INVESTMENT COMPANY,                         MA 1997 HOLDINGS, L.P., MA 1997
LIMITED PARTNERSHIP                               HOLDINGS, INC.,
                                                  GENERAL PARTNER
By:  TAMMS MANAGEMENT
     CORPORATION, MANAGING
     GENERAL PARTNER                              By:  /s/ Stanford L. Stevenson, III
                                                       ------------------------------
                                                       Stanford L. Stevenson, III
By:  /s/ Micky Arison                                  Secretary
     -------------------------------
     Micky Arison, President


TAMMS MANAGEMENT CORPORATION                      MA 1997 HOLDINGS, INC.


By:  /s/ Micky Arison                             By:  /s/ Stanford L. Stevenson, III
     -------------------------------                   ------------------------------
     Micky Arison, President                           Stanford L. Stevenson, III
                                                       Secretary


TED ARISON CONTINUED                              MICKY ARISON 1994 "B" TRUST,
IRREVOCABLE TRUST FOR MICKY                       JMD DELAWARE, INC., TRUSTEE
ARISON, JMD DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III               By:  /s/ Stanford L. Stevenson, III
     -------------------------------                   ----------------------------------
     Stanford L. Stevenson, III                        Stanford L. Stevenson, III
     Vice President and Secretary of                   Vice President and Secretary of
     Corporate Trustee                                 Corporate Trustee



MICKY ARISON 1997 HOLDINGS                        MA 1994 B SHARES, L.P., MA 1994 B
TRUST, JMD DELAWARE, INC.,                        SHARES, INC., GENERAL PARTNER
TRUSTEE

By:  /s/ Stanford L. Stevenson, III               By:  /s/ Stanford L. Stevenson, III
     -------------------------------                   ----------------------------------
     Stanford L. Stevenson, III                        Stanford L. Stevenson, III
     Vice President and Secretary of                   Secretary
     Corporate Trustee

MA 1994 B SHARES, INC.                            TED ARISON 1994 IRREVOCABLE
                                                  TRUST FOR SHARI NO. 1
By:  /s/ Stanford L. Stevenson, III
     -------------------------------                   By   CITITRUST (JERSEY)
     Stanford L. Stevenson, III                             LIMITED, as Co-Trustee
     Secretary

                                                            By: /s/ Breege Jude
                                                                -------------------------
                                                                    Breege Jude, Director
     /s/ Micky Arison
     -------------------------------                   By   JMD DELAWARE, INC.,
     Micky Arison                                           as Co-Trustee

                                                            By: /s/ James M. Dubin
                                                                -------------------------
                                                                James M. Dubin

                                                       By   JJO DELAWARE, INC., as
SHARI ARISON IRREVOCABLE GUERNSEY TRUST                     Co-Trustee

     By   BALLUTA LIMITED, as Co-Trustee                    By: /s/ John J. O'Neil
                                                                -------------------------
                                                                John J. O'Neil
          By: /s/ Philip Scales
              ----------------------
              Philip Scales

     By   JMD DELAWARE, INC., as
          Co-Trustee                              /s/ Shari Arison
                                                  ---------------------------------------
                                                  Shari Arison
          By: /s/ James M. Dubin
              ----------------------
              James M. Dubin                      JMD DELAWARE, INC.

     By   JJO DELAWARE, INC., as Co-
          Trustee
                                                  By: /s/ Stanford L. Stevenson, III
          By: /s/ John J. O'Neil                      -----------------------------------
              ----------------------                  Stanford L. Stevenson, III
              John J. O'Neil                          Vice President and Secretary


                                                  /s/ James M. Dubin
                                                  ---------------------------------------
                                                  James M. Dubin

TED ARISON CONTINUED
IRREVOCABLE TRUST FOR SHARI
ARISON, JMD DELAWARE, INC., TRUSTEE

By:  /s/ Stanford L. Stevenson, III
     -------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee

JMD PROTECTOR, INC.                               BALLUTA LIMITED



By: /s/ James M. Dubin                            By: /s/ Philip Scales
    -----------------------------------               -----------------------------------
    James M. Dubin                                    Philip Scales
    President, Director


THE TED ARISON FAMILY                             MARILYN B. ARISON 2003 TRUST
FOUNDATION USA, INC.

By:  /s/ Arnaldo Perez                            By: /s/ James M. Dubin
     -------------------------------                  -----------------------------------
     Arnaldo Perez                                    James M. Dubin
                                                      Trustee


TED ARISON CONTINUED
IRREVOCABLE TRUST FOR
MICHAEL ARISON, JMD DELAWARE, INC.,
TRUSTEE

By: /s/ Stanford L. Stevenson, III
    -----------------------------------
    Stanford L. Stevenson, III
    Vice President and Secretary
    of Corporate Trustee

MBA I, L.P.                                       THE 1999 IRREVOCABLE DELAWARE
                                                  TRUST FOR MICHAEL ARISON,
                                                  JMD DELAWARE, INC., TRUSTEE
By:  /s/ Stanford L. Stevenson, III
     -------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary                 By: /s/ Stanford L. Stevenson, III
                                                      -----------------------------------
                                                      Stanford L. Stevenson, III
CITITRUST (JERSEY) LIMITED                            Vice President and Secretary
                                                      of Corporate Trustee

By:  /s/ Breege Jude
     -------------------------------
     Breege Jude, Director


JJO DELAWARE, INC.


By:  /s/ Stanford L. Stevenson, III
     -------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee



/s/  John J. O'Neil
------------------------------------
John J. O'Neil


MICKY ARISON 2003 GRAT, JMD
DELAWARE, INC., TRUSTEE


By:  /s/ Stanford L. Stevenson, III
     -------------------------------
     Stanford L. Stevenson, III
     Vice President and Secretary of
     Corporate Trustee